UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 1, 2009

CMS Energy Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-09513	38-2726431
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Energy Plaza, Jackson, Michigan		49201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	517-788-0550

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Consumers Energy Company
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-05611	38-0442310
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Energy Plaza, Jackson, Michigan		49201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	517-788-0550

n/a
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Mr. Stephen E. Ewing has been elected to the Boards of Directors of CMS Energy Corporation ("CMS Energy") and its principal subsidiary, Consumers Energy Company (Consumers Energy") effective July 1, 2009 to prepare for the mandatory retirements of two current directors which will occur in 2010. Prior to Mr. Ewing’s appointment, and pursuant to CMS Energy’s and Consumers Energy’s Bylaws, the Boards increased their authorized membership from eleven members to twelve members. Mr. Ewing was appointed to fill the vacancy on CMS Energy’s and Consumers Energy’s Boards resulting from this increase in the size of the Boards.

Mr. Ewing served for more than 35 years in the energy industry before retiring in 2006 as Vice Chairman of DTE Energy ("DTE"), a leading energy provider in the Great Lakes Region. Prior to DTE’s 2001 acquisition of MCN Energy, Ewing had a 30-year career with MCN and its subsidiaries, including Michigan Consolidated Gas ("MichCon"). He joined MichCon in 1971, assuming increasingly responsible positions, and at the time of DTE’s acquisition of MCN, he had risen to the position of President and Chief Executive Officer of MichCon.

Mr. Ewing is currently a director of National Fuel Gas and serves as chairman of The Skillman Foundation, Chairman of AAA Michigan and Vice Chairman of the Auto Club Group. He also serves on the Board of the Early Childhood Investment Corporation, a Michigan nonprofit organization.

Mr. Ewing has no prior relationship with CMS Energy or Consumers Energy and there are no arrangements or understandings between Mr. Ewing and CMS Energy or Consumers Energy pursuant to which Mr. Ewing was elected as a Director. He has been appointed to serve on the Compensation and Human Resources and Finance Committees of the Boards.

Mr. Ewing entered into Director Indemnification Agreements with CMS Energy and Consumers Energy, effective July 1, 2009. In connection with his election to the CMS Energy Board, Mr. Ewing will receive a restricted stock grant, in a pro-rata amount of the annual restricted stock grant provided to non-employee Directors, effective on August 12, 2009, and such restricted shares will vest 100% three years from the original grant date. Going forward, Mr. Ewing will receive Director Compensation as described in the proxy statement for CMS Energy's Annual Meeting of Shareholders held on May 22, 2009, which description is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release of CMS Energy dated July 1, 2009

This Form 8-K contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” each found in the MANAGEMENT’S DISCUSSION AND ANALYSIS sections of CMS Energy Corporation’s (“CMS Energy”) Form 10-K and Consumers Energy Company’s (“Consumers Energy”) Form 10-K each for the Year Ended December 31, 2008 and as updated in CMS Energy’s Form 10-Q and Consumers Energy’s Form 10-Q each for the Quarter Ended March 31, 2009. CMS Energy’s and Consumers Energy’s “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CMS Energy Corporation

July 1, 2009	By:	Thomas J. Webb

Name: Thomas J. Webb
Title: Executive Vice President and Chief Financial Officer

Consumers Energy Company

July 1, 2009	By:	Thomas J. Webb

Name: Thomas J. Webb
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release of CMS Energy dated July 1, 2009